                                                                   EXHIBIT 10.20


[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND ARE DENOTED BY A DOUBLE ASTERISK (**). THE CONFIDENTIAL PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.]





June 19, 1997

Geoffrey S. Burr
Vice President
Business Development
Power Computing Corp.
2400 North Interstate Highway 35
Round Rock, Texas 78681-7903

        Re:     Mac OS Licensing

Dear Mr. Burr:

The enclosed term sheets reflect the agreement reached by Power Computing and Apple on June 4, 1997 in Cupertino, with a few additional terms for clarification and completeness.

By signing below, the parties agree (1) that the enclosed term sheets will serve as a writing to memorialize the agreement reached on June 4, (2) that the parties agree to be bound to these terms, (3) that the parties will negotiate in good faith on additional Mac OS 8 and Mac OS 8/CHRP licensing terms, and (4) that the parties will use their best reasonable efforts to reach agreement on
such additional terms by   **   .

By signing below, the parties further agree that the agreement memorialized by the term sheets, and all licenses granted thereby, will terminate on the
earlier of (1)   **   , or (2) the execution of a final agreement for licensing
of Mac OS 8 and Mac OS 8/CHRP to Power Computing.

Finally, by signing below, the parties agree that each party will use its best efforts to keep the terms of this agreement confidential, that Power Computing may reveal the terms to its advisors and underwriters in connection with its initial public offering, subject to an appropriate non-disclosure agreement, and that a party may disclose to the public non-financial terms of this agreement only with the written consent of the other party, such consent not to be unreasonably withheld.

Geoffrey S. Burr
June 19, 1997
Page 2



Please have a copy of this letter executed by an appropriate representative of Power Computing, and return the signed copy to Apple by overnight delivery.

Sincerely yours,


/s/

Douglas S. Solomon, Ph.D.
Senior Vice President
Strategic Planning and Corporate Development

cc:     Fred Anderson, Apple
        Garey De Angelis, Apple

Encls.: Terms and Conditions for the Power Computing-Apple Mac OS 8 License Agreement, Rev. 061897

          Terms and Conditions for the Power Computing-Apple CHRP Kit License Agreement, Rev. 061897


Power Computing Corp.

By   /s/
   ---------------------------------------


Printed Name  Geoffrey S. Burr
            ------------------------------


Date    June 23, 1997
    --------------------------------------

                                          Mac OS 8 Lic. Agmt.-Terms & Conditions
                                                                     Rev. 061897


                              TERMS AND CONDITIONS
                         FOR THE POWER COMPUTING-APPLE
                           MAC OS 8 LICENSE AGREEMENT


INTENT

With the introduction of Mac OS 8, Apple will provide licensees with access to this new Major Release for use on Apple Licensed Design systems. Licensees may continue to operate under existing Mac OS System 7.x licenses until their expiration, 12 months after the commercial release of Mac OS 8.

                          PART ONE - EXISTING LICENSES

SYSTEM 7 LICENSES

Apple will continue to license Mac OS System 7.x to Power Computing under the existing agreements. Power Computing will be able to continue distributing System 7.x with Certified Computers based on Apple Licensed Designs.

LICENSED DESIGNS

Apple does not intend to offer any additional Apple Licensed Designs, or certify any additional modifications to the current Apple Licensed Designs, except as provided below.

NEW APPLE LICENSED DESIGNS

Apple will grant a royalty-bearing license to Power Computing to produce systems based on the Apple Licensed Designs ("New ALDs") only with the processors specified, as set forth in the following table:

       CPU/BOARD                   PROCESSOR                    BOARD ROYALTY
        DESIGN                     ---------                    -------------
       ---------


           **                          **                             **






APPLE CONFIDENTIAL                                                       PAGE 1

                                          Mac OS 8 Lic. Agmt.-Terms & Conditions
                                                                     Rev. 061897




   **

If a problem is found with any of the New ALD-based systems and customers of Power Computing complain to Apple to fix the problem, Power Computing will announce to such customers that it is a Power Computing issue and not an Apple issue. Power Computing will take responsibility for any customer complaints Apple receives regarding New ALD-based systems.

Right to ship systems based on New ALD/Tsunami designs are contingent on each system passing Technical Evaluation and Mac OS Certification.

Apple will not provide any technical support for New ALD-based systems.

   **

Power Computing will stop shipping systems based on the New ALD/Tsunami designs by **. Power Computing will stop shipping systems based on the Catalyst 603 design by **.

                            PART TWO - NEW LICENSES

MAC OS 8.X LICENSE

Apple will grant a non-exclusive, non-transferable, royalty-bearing license to distribute Mac OS 8.x with Certified Computers based on Apple Licensed Designs manufactured by or for Power Computing, including all maintenance and minor releases of Mac OS 8 made available to licensees during the term of the license.

LICENSE TERMS

Terms of the Mac OS 8 License for Certified Computers based on Apple Licensed Designs are substantially the same as the current Apple-Power Computing Mac OS License Agreement terms, with the following exceptions:

       o Mac OS 8.x royalty rates, including OEM royalty rates, will be ** of the System 7.x royalty rates;

       o There is no additional Up Front Payment for existing Mac OS 7.X licensees.





APPLE CONFIDENTIAL                     2                                 PAGE 2

                                          Mac OS 8 Lic. Agmt.-Terms & Conditions
                                                                     Rev. 061897



Prepayment. Non-refundable, minimum payment required at beginning of each quarter based on past royalties and future projections. Prepayment will be the
greater of   **    of (1) the royalties incurred in the previous quarter or (2)
Power Computing's projections of royalties for the coming quarter. Final payment and reporting are due 30 days after the close of the quarter.

ROYALTY RATES

                                               U.S.             Other
       Quarterly Unit Volumes                  English          Languages
       ----------------------                  -------          ---------
          **                                             $   **               $
**

TERM

From effective date until December 31, 1998.

CONTINGENCY

These terms are contingent upon execution by the parties of an agreement for the licensing of the CHRP/Mac OS 8 Kit.





APPLE CONFIDENTIAL                     3                                 PAGE 3

                                               CHRP Kit Agmt.-Terms & Conditions
                                                                     Rev. 061897


                              TERMS AND CONDITIONS
                         FOR THE POWER COMPUTING-APPLE
                           CHRP KIT LICENSE AGREEMENT

INTENT

To enable the manufacture and distribution of desktop systems and portable systems based on the Common Hardware Reference Platform running Mac OS 8.x by Power Computing, Apple will provide Power Computing with necessary software and access to proprietary hardware, documentation and support in a new, two-part, CHRP/Mac OS 8 Kit, which consists of an End User Kit and a CHRP Development Kit.

END USER KIT

The End User Kit will consist of:

       o a non-exclusive, non-transferable, royalty-bearing license to purchase from Apple or Apple's authorized supplier and install on a desktop computer system that meets Apple's certification requirements ("Certified Computer") one unit of the Mac OS Toolbox ROM for CHRP;

       o a non-exclusive, non-transferable, royal-bearing license to install on a Certified Computer one copy of Mac OS 8.x, including all maintenance and minor releases of Mac OS 8.x made available to licensees during the term of the license; and

       o the right to purchase from Apple or Apple's designated replicator a shrinkwrapped kit including a copy of Mac OS 8.x, including all maintenance and minor releases of Mac OS 8.x made available to licensees during the term of the license, a copy of the Apple end-user documentation for Mac OS 8, a copy of the Apple End User Software License, and a copy of the registration card, for distribution by Power Computing with a Certified Computer.

CHRP DEVELOPMENT KIT

The CHRP Development Kit will consist of:

       o a master softcopy of the licensee version of Mac OS 8 for reproduction onto Certified Computer hard drives by Power Computing, including all maintenance and minor releases of Mac OS 8 made available to licensees during the term of the license;





APPLE CONFIDENTIAL                     1                                 PAGE 1

                                               CHRP Kit Agmt.-Terms & Conditions
                                                                     Rev. 061897



       o the right for Power Computing to submit systems based on the CHRP architecture to Apple for Technical Evaluation and Mac OS Certification on Mac OS 8.x;

       o a copy of, and a license for Power Computing to use internally, the most recent version of Macintosh Certification Environment
              (MCE) and documentation;

       o Apple's standard Mac OS technical support package for licensee support; Power Computing to support is own customers.

BLOOM COUNTY 1.0

Apple will grant a non-exclusive, non-transferable, royalty-bearing license for Power Computing to install on a Certified Computer one copy of Mac OS 7.6 for CHRP, release 1.0 ("Bloom County 1.0") under the following terms:

       o      Mac OS Toolbox ROM for CHRP (Bloom Co. 1.0) royalty will be $ ** ;

       o Mac OS royalty will be the same as for Mac OS System 7.x for non-CHRP;

       o Bloom County 1.0 will support Helmwind, Golden Eye, Scirocco and Valiant processors; it will not support any other processors including Mach 5 or Arthur processors;

       o Power Computing can ship Mac OS 7.6 with Bloom County 1.0 until Mac OS 8 is made available to licensees;

       o Systems shipped with Bloom County 1.0 and Mac 0S 8.x are subject to the CHRP/Mac OS 8 Kit royalties, and not the Mac OS Toolbox ROM for CHRP royalty.

BLOOM COUNTY 1.1

Apple will deliver to Power Computing for general commercial release under a non-exclusive, non-transferable, royalty-bearing license, Mac OS Toolbox ROM for CHRP (Bloom County 1.1) approximately 30 days after the general commercial release of Mac OS 8. Apple currently expects that Bloom County 1.1 will include:

       o      Support for IDE drives; and





APPLE CONFIDENTIAL                     2                                 PAGE 2

                                               CHRP Kit Agmt.-Terms & Conditions
                                                                     Rev. 061897


              o Support for Mach 5 and Arthur processors, subject to processor qualification on Mac OS.

Bloom County 1.1 will only be available as part of the CHRP/Mac OS 8 Kit, and will be subject to the CHRP/Mac OS 8 Kit royalty.

TERM

From the effective date until August 31, 1999.

TECHNICAL EVALUATION

Each new system configuration based on CHRP must be submitted to Apple for Technical Evaluation prior to the system being submitted for Certification, under the following parameters:

       o Technical evaluation will be routinely completed by Apple within two business days of system receipt;

       o Technical evaluation will be limited to ascertaining that the submitted system complies with the CHRP specifications, includes a processor previously qualified or in the process of being qualified for Mac OS, and does not include any Mac OS Toolbox for CHRP ROM or System or System Enabler patching;

       o Upon request from Power Computing, the submitted system may be sealed and not opened by Apple;

       o Power Computing is requested to submit a Bill of Materials indicating the contents of the submitted system;

       o A new system need not be submitted for Technical Evaluation if the only changes from an Approved System are changes to the Peripheral Logic (video and audio), PCI Cards or Add-In Peripherals (Drives, CD-ROM, Zip);

       o A new system must be submitted for Technical Evaluation if there are any other changes, including a new processor type, a new processor speed outside the previously-approved range, or a change to the Core Logic;






APPLE CONFIDENTIAL                     3                                 PAGE 3

                                               CHRP Kit Agmt.-Terms & Conditions
                                                                     Rev. 061897

MAC OS CERTIFICATION

       Each Approved System based on CHRP must pass the requirements specified in the then-current Certification Requirements Document, including the MCE test suite, demonstrating Mac OS and application compatibility.

Upon receipt of system and evidence of MCE compliance from Power Computing, and upon successful completion of Technical Evaluation, configurations will be admitted for certification testing.

Mac OS Certification will be performed by Apple at a rate consistent with the current fee structure.

Full certification will be routinely completed by Apple within five business days of receipt of system.

Upon completion of the certification process, Apple will communicate whether the system passed or not, and if not, the reasons why. Apple reserves the right to modify the test suite (MCE and applications list) not more than once a quarter. If Apple changes the MCE, Apple will promptly provide Power Computing with a copy of the new MCE.

LICENSE FEE

One-time payment of $   **   payable upon execution of the CHRP/Mac OS 8 Kit
license agreement; as a current Mac OS System 7.x licensee, Power Computing is exempt.

KIT ROYALTY PAYMENTS

Power Computing will pay Apple a royalty for each CHRP/Mac OS 8 kit shipped by Power Computing with a Certified Computer.

Prepayment. Non-refundable, minimum payment required at beginning of each quarter based on past royalties and future projections. Prepayment will be the
greater of   **    of the (1) royalties incurred in the previous quarter or (2)
Power Computing's projection of royalties for the coming quarter. Final payment and reporting is due 30 days after close of the quarter.

Rates. The royalty for a kit distributed with any given desktop system configuration will be based on the type and speed of the processor that is included with the system. The royalty table through December 31, 1997 is set forth as Table A below. The royalty table in effect from January 1, 1998 through March 31, 1998 is set forth as Table B below.





APPLE CONFIDENTIAL                     4                                 PAGE 4

                                               CHRP Kit Agmt.-Terms & Conditions
                                                                     Rev. 061897


   **



There will be an additional $   **   royalty for each processor beyond the
first processor in a multi-processor-configured system distributed with a kit.
For example, in a four-processor system, there would be an additional $   **
royalty beyond the single-processor royalty. If a multi-processor system contains more than one category of processors, then the base royalty is set at the highest category of the processors used. A processor package that contains more than one processor core will be assessed a royalty for each processor core in the package.

After March 1998, Apple reserves the right to reset the royalty schedule, including category contents, to reflect market changes; Apple intends to review the royalty schedule every 3 months beginning April 1998. Apple will not raise the royalty for any particular processor type and speed. Prior to the beginning of each quarter, Apple will provide a royalty schedule for that quarter, plus Apple's "best guess" estimate of the royalty schedule for the following quarter.

Royalty table applies to both U.S. Standard and non-U.S. Standard versions of the Mac OS that Apple makes available to licensees.

Processor Placement Methodology. Apple's modification of the royalty schedule will be guided by the following principles:

       o      Highest tier will contain the fastest available silicon/systems
              (for example, today   **   );

       o Processors will be placed in the other tiers based on the estimated system performance of Apple systems with each processor;





APPLE CONFIDENTIAL                     5                                 PAGE 5

                                               CHRP Kit Agmt.-Terms & Conditions
                                                                     Rev. 061897



       o System performance will be determined by looking at the processor, bus speed and cache for a particular system;

       o Processors not used in Apple systems will be placed in a tier based on the estimated system performance of a system with that processor.

ACCESS TO RHAPSODY

It is Apple's intent to institute a generally-available program to license the Rhapsody operating system to third parties for distribution with Certified Computers. If Power Computing has entered into a license agreement for Mac OS 8 on CHRP and is in good standing as to that agreement, when Apple institutes such a licensing program, it will offer to Power Computing its then standard terms and conditions for such program.

Power Computing may include such language in its IPO prospectus.

NEW PROCESSORS

Apple commits to working with IBM Microelectronics and Motorola SPS to develop an objective process (series of tests) to qualify new processors on Mac OS over the coming months.

If Power Computing wishes to qualify a processor on Mac OS that Apple does not intend to use on its systems, then, upon appropriate documentation from Apple, Power Computing will cover the costs of qualification of that processor.

Licensees may submit systems for Technical Evaluation and Mac OS Certification prior to qualification of the new processor on Mac OS, provided that the Mac OS Toolbox ROM and Mac OS are GM.

CHRP EVOLUTION

Apple will deliver to Power Computing a plan outlining its CHRP evolution plans no later than thirty days after the general commercial release of Mac OS 8. Thereafter, Apple will host quarterly reviews with Power Computing and other licensees to discuss requests and progress. Apple will define an exceptions process to handle discrepancies existing in the Mac OS Toolbox for CHRP ROM or System which do not exist on comparable Apple systems.





APPLE CONFIDENTIAL                     6                                 PAGE 6

                                               CHRP Kit Agmt.-Terms & Conditions
                                                                     Rev. 061897


       Apple agrees to provide reasonable commercial efforts to resolve fatal bugs which prevent a major Mac OS feature (e.g., QuickTime) from working with the Mac OS Toolbox ROM for CHRP but not with the Mac OS Toolbox ROM.

For "Mobile CHRP" (modification of Mac OS Toolbox ROM for CHRP, Mac OS and CHRP Specifications to enable mobile CHRP systems), it is Apple's intent to provide Mobile CHRP support in an architecturally-abstracted manner.

PORTABLES

Apple will receive for Technical Evaluation and Certification portable, CHRP-based systems under the following conditions:

       o Until Mobile CHRP is completed, Power Computing may enable portable systems by writing Extensions, writing Control Panels, or writing drivers, but may not (directly or indirectly) patch the System file, the System Enabler or the Mac Toolbox ROM.

       o Power Computing agrees that Apple shall have no responsibility to make changes in the Mac OS or Mac Toolbox ROM to support features and functions in a Mobile CHRP portable product outside those specified in the then-current CHRP specification. If a problem is found with a mobile CHRP system before Mobile CHRP is completed and customers of Power Computing complain to Apple to fix the problem, Power Computing will announce to such customers that it is a Power Computing issue and not an Apple issue. Power Computing will take responsibility for any customer complains Apple receives regarding pre-Mobile CHRP portable products.

       o      Power Computing will not OEM portable systems.

The royalty for a kit distributed with any given portable system configuration will be based on the type of processor and speed that is included with the system, according to the following table through December 31, 1997:


   **





APPLE CONFIDENTIAL                     7                                 PAGE 7

                                               CHRP Kit Agmt.-Terms & Conditions
                                                                     Rev. 061897


There will be an additional $   **   royalty for each processor beyond the first
processor in a portable system with a multi-processor configuration distributed with a CHRP/Mac OS 8 Kit. For example, in a four-processor system, thee would
be an additional $   **   royalty beyond the single-processor royalty.  If a
multi-processor system contains more than one category of processors, then the base royalty is set at the highest category of the processors used. A processor package that contains more than one processor core will be assessed a royalty for each processor core in the package.

After December 1997, Apple reserves the right to reset the portable systems royalty schedule, including category contents, to reflect market changes; Apple intends to review the royalty schedule every 3 months beginning January 1998. Apple will not raise the royalty for any particular processor type. At the beginning of each quarter, Apple will provide a royalty schedule for that quarter, plus Apple's "best guess" estimate of the royalty schedule for the following quarter.

Royalty table applies to both U.S. Standard and non-U.S. Standard versions of the Mac OS that Apple makes available to Licensees.

Apple will use the same Processor Placement Methodology for portable systems as was set forth for desktop systems.

CONTINGENCY

These terms are contingent upon execution by the parties of an agreement for the licensing of Mac OS 8 (for non-CHRP systems).





APPLE CONFIDENTIAL                     8                                 PAGE 8